UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

F & M Bank Corp.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-13273 (Commission File Number)	54-1280811 (IRS Employer Identification No.)

P.O. Box 1111 Timberville, Virginia (Address of principal executive offices)	22853 (Zip Code)

Registrant’s telephone number, including area code:  (540) 896-8941

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Changes in Registrant’s Certifying Accountant.

On February 17, 2005, F & M Bank Corp. (the “Registrant”) engaged Larrowe & Company, P.L.C. (“Larrowe”) as the Registrant’s independent auditor for the year ending December 31, 2005. The engagement of Larrowe was recommended and approved by the Audit Committee of the Registrant’s Board of Directors.

During the two most recent fiscal years and through February 17, 2005, the Registrant did not consult with Lorrowe regarding (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements or (2) any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M BANK CORP.

(Registrant)

By:  /s/ Neil W. Hayslett

Neil W. Hayslett

Senior Vice President and

Chief Financial Officer

 Date: February 23, 2005